                                                                   Exhibit 10.22

                       PRINCIPALS' STOCKHOLDER AGREEMENT

                                       OF

                             THIRD WAVE AGBIO, INC.

      This PRINCIPALS' STOCKHOLDER AGREEMENT (this "Agreement") dated as of October 16, 1998, by and among Third Wave Agbio, Inc., a Delaware corporation (the "Company"), Third Wave Technologies, Inc., a Wisconsin corporation ("Third Wave"), and The Burrill Agbio Capital Fund, L.P., a Delaware limited partnership ("Burrill"). Third Wave and Burrill are collectively referred to in this Agreement as the "Stockholders" and each individually is a "Stockholder".

                                   RECITALS:

      Third Wave formed the Company and transferred certain rights in its technology to the Company in return for One Thousand (1,000) shares of the Company's Class A Common Stock (the "Class A Common") of the Company.

      The Company, Third Wave, Burrill, Venture Investors Early Stage Fund II Limited Partnership, a Wisconsin limited partnership, Dr. Lance Fors, Dr. James Dahlberg, and Dr. Lloyd Smith, have entered into an Investment Agreement, dated as of October 16, 1998 (the "Investment Agreement"), providing, among other things, for the purchase by Burrill of One Thousand (1,000) shares of Series A Convertible Preferred Stock (the "Series A Preferred") of the Company. The shares of the Class A Common and Series A Preferred are referred to in this Agreement as "Shares" or "Stock".

      In consideration of the consummation of the transactions contemplated by the Investment Agreement, and to maintain continuity in the control and operations of the Company, to restrict the transfer of Stock, and for various other matters as set forth herein, the parties enter into this Agreement.

      NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:



                                  Page 1 of 14
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                                   ARTICLE I

                            RESTRICTIONS ON TRANSFER


     1.1  General Restrictions on Transfer.

          (a) Each Stockholder agrees that during the period commencing on the date of this Agreement and ending on April 30, 2000, it will not, sell, transfer, encumber or dispose of any shares of Stock (or interest therein) now owned or hereafter acquired by the Stockholder or its successors, assigns, or other legal representatives, whether by sale, assignment, exchange, gift, pledge, encumbrance, or other transfer through merger or by operation of law or any other means without first having received the prior written consent of the other Stockholder. Thereafter, except as hereinafter provided, each Stockholder agrees and covenants that neither it, nor its successors, assigns, or other legal representatives may sell, transfer, encumber or dispose of any shares of Stock (or interest therein) now owned or hereafter acquired by the Stockholder or its successors, assigns or other legal representatives, whether by sale, assignment, exchange, gift, pledge, encumbrance, or other transfer through merger or by operation of law or any other means.

          (b) For purposes of this Agreement, all references to Stock owned or held by a Stockholder shall include, without limitation, all interests in Stock now owned or hereafter acquired by the Stockholder or its successors, assigns, or other legal representatives.

     1.2  Voluntary Transfer.

          (a) First Refusal to Company. After the expiration of the period delineate in Section 1.1(a) of this Agreement, and except as permitted under
Section 1.5 hereof, in the event a Stockholder ("Transferring Stockholder") should decide to effect a voluntary transfer of any of its Stock, the Transferring Stockholder shall first deliver written notice to the Company of such intent to transfer ("Notice of Transfer"), which Notice of Transfer shall specify (i) the number of shares of Stock proposed to be transferred ("Offered Stock"), (ii) the date of the proposed transfer, which shall not be less than thirty (30) days after the actual receipt of such Notice of Transfer to the Company, (iii) the identity, including the complete name, address and telephone number of the proposed transferee of the Offered Stock ("Proposed Transferee"), and (iv) the proposed consideration to be received and terms of payment upon such transfer (such consideration and the terms of payment being hereinafter referred to collectively as the "Offer Price"). The Notice of Transfer shall be accompanied by a copy of any bona fide written offer. Such Notice of Transfer shall constitute an offer to sell and transfer the Offered Stock, in whole or in part, to the Company at the Offer Price of the Offered Stock, and the date of


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such offer ("Offer Date") shall be the date of actual receipt by the Company of the Notice of Transfer. The Company shall promptly furnish a copy of the Notice of Transfer to all members of its Board of Directors and to the other Stockholders and schedule a special or regular meeting of the Board of Directors to evaluate the Company's capacity to purchase the Offered Stock at the Offer Price. For a period of thirty (30) days after the Offer Date, the Company shall have the right and option to elect to purchase all, or any portion, of the Offered Stock. In the event the Company shall exercise its right and option to purchase in whole, or in part, the Offered Stock, the Company shall signify such exercise and the number of shares of Offered Stock to be purchased by giving written notice to the Transferring Stockholder ("Notice of Exercise") within thirty (30) days after the Offer Date. The Notice of Exercise shall specify that the Company is exercising its right and option to purchase the Offered Stock pursuant to this Section 1.2(a). In the event of such exercise by the Company, the Transferring Stockholder shall sell and transfer the Offered Stock to the Company on the terms and conditions identical to those as set forth in the Notice of Transfer. Any Notice of Exercise that is mailed in the manner provided herein shall be conclusively presumed to have been duly given when mailed, whether or not the Transferring Stockholder shall have actually received the Notice of Exercise.

          (b) Second Refusal to Nontransferring Stockholders. Within ten (10) days of the earlier of the Company's rejection, in whole or in part, of its right of first refusal or the lapse of the offer by reason of the Company's failure to exercise its right and option to purchase any or all of the Offered Stock within the time permitted for exercise, the Transferring Stockholder shall deliver to the other Stockholders (the "Nontransferring Stockholders") a copy of the Notice of Transfer, together with a statement that the Company's option to purchase the Offered Stock being transferred has lapsed. Such Notice of Transfer shall constitute an offer to sell and transfer all (but not less than all of) the Offered Stock not purchased by the Company under Section 1.2(a) to the Nontransferring Stockholders at the Offer Price. Upon actual receipt of such written notice by the Nontransferring Stockholders, the Nontransferring Stockholders shall have the right and option to purchase and accept the shares of Offered Stock not purchased by the Company for a period of thirty (30) days after actual receipt of such written notice, at a purchase price equal to the Offer Price. In the event that one or more of the Nontransferring Stockholders shall exercise the right and option to purchase the shares of Offered Stock not purchased by the Company (the "Accepting Stockholders"), each Accepting Stockholder shall signify such exercise by mailing a written notice thereof to the Transferring Stockholder in the same manner and form as the Notice of Exercise specified above. In the event of such exercise by the Accepting Stockholders, the Transferring Stockholder shall sell and transfer the Offered Stock to the Accepting Stockholders on the terms and conditions as set forth in the Notice of Transfer. If the aggregate number of shares of Offered Stock elected to be purchased by the


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Accepting Stockholders exceeds the Transferring Stockholder's shares of Offered
Stock not purchased by the Company, each of the Accepting Stockholders shall be entitled to purchase a percentage of the shares of Offered Stock not purchased by the Company in proportion to the existing Stock ownership of the Accepting Stockholders, provided that no Accepting Stockholder shall be required to purchase a number of shares of Offered Stock greater than the number set forth in the Accepting Stockholder's Notice of Exercise. If any Accepting Stockholder elected to purchase a number of shares of Offered Stock less than its pro rata portion of Offered Stock not purchased by the Company, the Transferring Stockholder shall make an additional offer to sell the remainder of the shares of Offered Stock pro rata to the Accepting Stockholders. Such additional offer shall be made within five (5) days after expiration of the original thirty
(30)-day period, and may be accepted, in whole or in part, by mailing a Notice of Exercise specified above within five (5) days after receipt of such additional offer. Notwithstanding the provisions of this Section 1.2(b), the Nontransferring Stockholders may, in advance, agree to permit any Nontransferring Stockholder to purchase more than its pro rata portion of such Offered Stock.

        1.3 Failure to Exercise Refusal Right. In the event that neither the Company nor the Nontransferring Stockholders exercise their right and option to purchase the Offered Stock at the Offer Price within the time permitted under
Section 1.2 hereof, the Transferring Stockholder may transfer the Offered Stock to the Proposed Transferee within a period of sixty (60) days thereafter; provided, however, that such transfer must be made in strict compliance with the terms and conditions of such transfer as set forth in the Notice of Transfer, including, without limitation, the Offer Price. Such transfer shall be made (a) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or an exemption from the registration requirements thereof, and (b) in accordance with applicable state law. The shares of Offered Stock transferred to the Proposed Transferee shall continue to be subject to all of the terms and conditions of this Agreement, and the Company shall have the right and option to require, as a condition to such transfer to the Proposed Transferee, that the Proposed Transferee execute an agreement substantially in the form of this Agreement and to which the Proposed Transferee and all Stock then or thereafter acquired by the Proposed Transferee shall be fully subject as though the Proposed Transferee were a party hereto. In the event such transfer to the Proposed Transferee is not consummated within such sixty (60)-day period, the restrictions of this Agreement shall again apply.


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        1.4     Involuntary Transfer.

                (a) Whenever any Stockholder has any notice of knowledge of any impending or consummated involuntary transfer of or lien, charge, security interest, claim or encumbrance upon any of its Stock, whether by operation of law or otherwise (collectively, "Involuntary Transfer"), such Stockholder shall give immediate written notice thereof to the Company. Whenever the Company has any other actual notice or actual knowledge of any such attempted, impending or consummated Involuntary Transfer, it may give written notice thereof to the applicable Stockholder. In either case, each Stockholder agrees to disclose in writing immediately to the Company all pertinent information in its possession relating to such Involuntary Transfer.

                (b) If any Stock is subject to any such Involuntary Transfer, the Company for a period of ninety (90) days shall at all times have the immediate and continuing right and option to purchase such Stock at a price equal to the Fair Market Value of the Stock subject to the Involuntary Transfer determined as set forth in Section 2.1 and upon the payment terms as provided in Section 2.2 hereof upon the giving of written notice to such effect to the applicable Stockholder.

                (c) If the Company fails to exercise such right and option in full within such ninety (90)-day period, the remaining Stockholders shall have the option to purchase the Stock not purchased by the Company within the sixty
(60)-day period following the expiration of the ninety (90)-day period described in the preceding subparagraph by giving written notice to such effect to the appropriate party. If the aggregate number of shares of Stock elected to be purchased by such Stockholders exceeds the number of shares of Stock not purchased by the Company, the Stock shall be sold to each such Stockholder in proportion to its respective Stock ownership determined in the manner set forth in Section 1.2(b).

        1.5     Permitted Transfers.

                (a) After April 30, 2000, and notwithstanding any provision of this Article I to the contrary, any Stockholder may transfer at any time any or all of its Stock to any of its partners or to any entity that controls, is controlled by, or is under common control with it, whether by direct transfer or by operation of law, through merger or other any other form of asset transfer, without first offering such shares first to the Company and second to the other Stockholders as otherwise required herein.

                (b) All provisions of this Agreement shall continue to apply to Stock transferred pursuant to this Article I or otherwise. Following any such


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transfer, the Company shall have the option to require the transferee to execute an agreement substantially in the form of this Agreement.

                                   ARTICLE II

                         PURCHASE AND REDEMPTION PRICE

     2.1 Fair Market Value. For purposes of this Agreement, Fair Market Value shall mean the value an informed and willing buyer and seller would agree upon for the sale and purchase of One Hundred Percent (100%) of the issued and outstanding Stock of the Company, giving a discount for lack of liquidity, marketability or minority Stockholder status (if applicable). Fair Market Value as of the end of the fiscal month of the Company immediately preceding the event triggering the need to establish a Fair Market Value ("Triggering Event") may be established by agreement of the parties without appraisal through the good faith efforts of the parties to reach such an agreement. In the event the parties are unable to agree upon Fair Market Value within sixty (60) days of the Triggering Event, Fair Market Value shall be determined by a professional appraiser mutually satisfactory to each of the parties based upon a valuation by such appraiser of the Company as a going concern as of the end of the fiscal month of the Company immediately preceding the Triggering Event. Each of the parties shall pay one half (1/2) of the fees of any such appraiser. In the event the parties are unable to agree upon a single appraiser within ninety
(90) days of the Triggering Event, the parties shall each select a professional appraiser within twenty (20) days of the date the parties should have agreed upon an appraiser. Each party so selecting an appraiser shall advise the other party in writing of the name and address of such appraiser within such twenty
(20) day period. In the event either party fails to select an appraiser and notify the other party in writing of the name and address of such appraiser within the time period provided therefor, and in the further event that the other party selects an appraiser and notifies the non-complying party in writing of the name and address of such appraiser within the time period provided therefor, then the determination made by the complying party's appraiser shall be conclusive and binding upon the parties. Each party shall be responsible for paying the fees of the appraiser selected by it. The two appraisers so appointed shall be instructed to each prepare a written appraisal that will show the Fair Market Value as of the end of the fiscal month of the Company immediately preceding the Triggering Event. In determining the Fair Market Value, the appraisers appointed under this Agreement shall submit all relevant evidence submitted to them by the parties or otherwise obtained by them, and shall set forth their determinations in writing together with data on which their opinions are based, with a signed counterpart to be delivered to each party within sixty (60) days of their appointment. Provided that the difference, if any, in the Fair Market Value is less than or equal to ten percent


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
(10%) of the Fair Market Value in the lower appraisal, then the arithmetic average of the two appraisals shall be the Fair Market Value, and such determination shall be conclusive and binding upon the parties. If the difference between such two appraisals is more than such ten percent (10%) amount, then within ten (10) days after the date that the parties are notified of such appraisals, the two appraisers previously retained shall jointly appoint a third professional appraiser and shall advise the parties in writing of the name of said appraiser. If such two appraisers are unable to agree upon the appointment of a third appraiser within such ten (10)-day period, they shall give written notice of such failure to agree upon the selection of a third appraiser within ten (10) additional days after they are so advised, then either party may make application to the then acting senior judge of the Circuit Court for Dane County, Wisconsin, to designate or appoint such a third appraiser. Each of the parties hereto shall pay one-half (1/2) of the fees of any such third appraiser. Such third appraiser shall then be instructed as the initial two appraisers were previously instructed to prepare an appraisal showing the Fair Market Value as of the end of the fiscal month of the Company immediately preceding the Triggering Event. Such third appraiser shall notify both parties simultaneously and in writing, of his determination as described herein within thirty (30) days after his appointment, and the Fair Market Value set forth in the appraisal that falls between the Fair Market Value set forth in the other two appraisals shall be the Fair Market Value. It shall be a condition precedent to the engagement of any appraiser hereunder that such appraiser shall agree in writing to complete the appraisal called for and notify both parties in writing of the determination of such appraiser within the time period herein provided therefor.

     2.2 Payment. In the event of the redemption by the Company or the purchase by Stockholders of shares of Stock, the Company and the Stockholders shall pay the redemption or purchase price in cash and shall have the option to evidence that amount of the redemption or purchase price that exceeds One Hundred Thousand Dollars ($100,000) by a promissory note of the Company, or of each purchasing Stockholder, dated the day of the redemption by the Company (the "Company Note"), or purchased by a Stockholder (the "Stockholder Note") (the "Company Note" and "Stockholder Note" are collectively referred to in this
Section 2.2 as "Promissory Notes" or, individually as "Promissory Note"). The principal amount of the Promissory Note shall be payable in full on or prior to their first anniversary. Interest at the announced rate of interest used by Firstar Bank Madison, N.A. (the "Bank"), as its reference rate for interest rate determinations as of the first business day of the calendar quarter in which the Promissory Notes will be issued, shall be paid monthly. The Promissory Notes shall be prepayable, in full or in part, without premium or penalty, at any time and from time to time. Each Promissory Note shall be secured by such number of shares of Stock redeemed or purchased that is equal in value to the principal balance of the Promissory Note. Upon payment of each installment of a Promissory Note, the number of shares of

Stock that has the same proportion to the original number of shares of Stock pledged to secure the Promissory Note as the amount of installment payment bears to the original amount of the Promissory Note shall be released within three (3) business days of receipt of the payment.


                                  ARTICLE III

                   VOTING AGREEMENT WITH RESPECT TO DIRECTORS

     3.1 Election of Directors. The Stockholders agree that the Company's Board of Directors shall consist of five (5) directors. Each Stockholder may select two (2) persons for election to the Board of Directors so long as such Stockholder owns and/or retains voting control over at least seven and one-half percent (7 1/2%) of the voting equity of the Company. One additional director shall be selected by mutual agreement of the Stockholders. The director selected by mutual agreement shall hold office until the expiration of his or her one year term or until his or her earlier death, resignation, or removal. Unless the Stockholders agree that such director shall continue for another one year term, the position held by such director shall thereafter remain vacant until it is again filled by a person mutually selected by the Stockholders.
The Stockholders agree to vote their shares and take all other actions necessary from time to time such that the persons selected as described above are elected annually to the Board of Directors of the Company. Each Stockholder shall retain the discretion to vote its shares for the election of directors not selected by the other Stockholder or by mutual agreement as described above.

     3.2 Compensation of Directors. The Company and the Stockholders agree that the directors elected as described above shall receive the normal director's fee and expense reimbursement customarily paid by the Company to its outside directors, which shall be negotiated among the Stockholders and the Company annually. If any of the Stockholders' representatives to the Company's Board of Directors shall be members of the compensation or audit committees of the Company's Board of Directors, such representatives shall receive the normal fee and expense reimbursement customarily paid by the Company to members of such committees, which shall be negotiated annually.


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
                                   ARTICLE IV

                        CO-SALE RIGHTS FOR STOCKHOLDERS

     Notwithstanding anything in this Agreement to the contrary and except for permitted transfers as described in Section 1.5 of this Agreement, if any one or more of the Stockholders proposes, in a single transaction or a series of related transactions, to sell, dispose of or otherwise transfer (except by operation of law and except a transfer to the Company) any shares of Stock, such Stockholder(s) (the "Selling Stockholder(s)") shall refrain from effecting such transaction unless, prior to the consummation thereof, the other Stockholder(s) (the "Other Stockholder") shall have been afforded the opportunity to join in such sale on a pro-rata basis, as hereinafter provided.

     Prior to the consummation of any transaction subject to this Article IV (including those that may occur under Section 1.2 hereof), the person or group that proposes to acquire shares of capital stock of the Company in such transaction (the "Proposed Purchaser") shall offer (the "Purchaser Offer") in writing to each Other Stockholder to purchase the same percentage of shares of stock beneficially owned by each Other Stockholder as the Proposed Purchaser purchases from the Selling Stockholder(s), at the highest price per share (the "Offering Price") and on such other terms and conditions (the "Offering Terms") as the Proposed Purchaser has offered to purchase shares to be sold by the Selling Stockholder(s). If the Proposed Purchaser is acquiring shares of Stock in a single transaction or a series of related transactions from one or more Selling Stockholders, (a) the Offering Price shall be the highest of the Offering Prices and the Offering Terms shall be those terms offered by the Proposed Purchaser to any Selling Stockholder in any one of such transactions which are most favorable to the offeree and (b) the percentage of each Other Stockholder's shares which the Proposed Purchaser shall offer to acquire shall be the highest percentage of shares owned by any one Selling Stockholder of record which are acquired or to be acquired by the Proposed Purchaser from such Selling Stockholder in the transaction or series of related transactions which gave rise to the Other Stockholders' rights under this Article IV. Each Other Stockholder shall have until the expiration of its rights to exercise its second refusal under Section 1.2(b) to accept such Purchase Offer. In the event that a sale or other transfer is subject to this Article IV, the Selling Stockholder(s) shall so notify the Proposed Purchaser and shall ensure that no sale or other transfer is consummated without the Proposed Purchaser first complying with this Article IV.


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

                                   ARTICLE V

                                  STOCK LEGEND

      All certificates representing shares of Stock now owned or hereafter acquired by a party to this Agreement or their transferee(s) shall bear a legend in substantially the form set forth below:

      (a) THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF FIRST REFUSAL, CO-SALE, AND MANDATORY SALE UPON THE HAPPENING OF CERTAIN EVENTS AS SET FORTH IN AN AGREEMENT AMONG THE REGISTERED HOLDERS AND THE CORPORATION, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION.

      (b) THE STOCK REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAW. SUCH STOCK MAY NOT BE PLEDGED, SOLD, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO ITS STATING THAT SUCH PLEDGE, SALE, TRANSFER OR HYPOTHECATED IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW.


                                   ARTICLE VI

                                REPRESENTATIONS


      Each Stockholder who is a party to this Agreement represents that such Stockholder is the record and beneficial owner of the number of issued and outstanding shares of Stock appearing opposite such Stockholder's name in the Schedule of Stockholders attached hereto as Exhibit A, free and clear of any option, lien, encumbrance or charge of any kind whatsoever, except as created by this Agreement.

                                  ARTICLE VII

                                  TERMINATION

     This Agreement shall terminate and be of no further force or effect upon the earlier of (a) the closing date of a sale of substantially all of the assets of the Company; (b) merger of the Company pursuant to which Stockholders of the Company receive securities of a buyer whose securities are publicly traded, or (c) consummation by the Company of an offering of equity securities of the Company pursuant to an effective registration statement under the Securities Act of 1933, as amended, in the amount of not less than $7.5 million by a nationally recognized underwriter pursuant to a firm underwriting agreement. Upon termination of this Agreement, as herein provided, each Stockholder may deliver the certificates of its Stock to the secretary of the Company and have the certificates reissued, without the legend required under this Agreement appearing on the certificates.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     8.1 Further Assurances. Subject to the terms and conditions herein provided, each party hereto agrees to use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement. If at any time before or after the date of this Agreement any further action is reasonably necessary, proper or advisable to carry out the purposes of this Agreement, as soon as reasonably practicable, each party hereto shall at the expense of the requesting party, take all such reasonably necessary, proper or advisable action to effectuate such purposes.

     8.2 Governing Law; Jurisdiction. The interpretation and construction of this Agreement and the resolution of any disputes arising out of or in connection with this Agreement or any breach hereof, shall, unless otherwise expressly provided, be governed by and be construed in accordance with the internal laws of the State of Wisconsin without regard to the conflicts of laws principles thereof.

     8.3 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given or delivered when (a) delivered by hand, (b) sent by certified mail, return receipt requested, or (c) received by the addressee, if sent by Express Mail, Federal Express or other express delivery service, to the addressee at the following addresses (or to such other address as a party may specify by notice hereunder):

If to the Company:            Third Wave Agbio, Inc.
                              502 South Rosa Road
                              Madison, WI 53719
                              Fax No. (608) 273-6989

With a copy to:               Michael E. Skindrud, Esq.
                              LaFollette & Sinykin
                              One East Main Street Suite 500
                              Madison, WI 53703
                              Fax No. (608) 257-0609

If to Third Wave:             Third Wave Technologies, Inc.
                              502 South Rosa Road
                              Madison, WI 53719
                              Fax No. (608) 273-6989

With a copy to:               Michael E. Skindrud, Esq.
                              LaFollette & Sinykin
                              One East Main Street Suite 500
                              Madison, WI 53703
                              Fax No. (608) 257-0609

If to Burrill:                The Burrill Agbio Capital Fund, L.P.
                              c/o Burrill & Company
                              120 Montgomery Street, Suite 1370
                              San Francisco, CA 94104

With a copy to:               Richard A. Peers, Esq.
                              Heller Ehrman White & McAuliffe
                              525 University Avenue, Suite 1100
                              Palo Alto, CA 94301-1900
                              Fax No. (650) 324-0638

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     8.4  Entire Agreement; Amendments. This  Agreement together with the
Investment Agreement and any agreement executed pursuant thereto constitutes a complete statement of all of the arrangements between the parties as of the date hereof with respect to the transactions contemplated hereby, and thereby supersedes all prior agreements and understandings between them with respect thereto and cannot be changed or terminated orally.

     8.5 Headings and Defined Terms. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement. Any capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Investment Agreement.

     8.6 Successors. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto, successors and assigns.

     8.7 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

     8.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

     8.9 Severability. The invalidity of any provision in this Agreement shall not affect the validity of any other provision.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                              THIRD WAVE AGBIO, INC.
                              a Delaware corporation

                              By: /s/ DR. LANCE FORS
                                 -----------------------------------------
                              Name: Dr. Lance Fors
                              Title: President and Chief Executive Officer

                              THIRD WAVE TECHNOLOGIES, INC.
                              a Wisconsin corporation

                              By: /s/ DR. LANCE FORS
                                 ------------------------------------------
                              Name: Dr. Lance Fors
                              Title: President and Chief Executive Officer

                              THE BURRILL AGBIO CAPITAL FUND, L.P.,
                              a Delaware limited partnership


                              By:____________________________

                              Name:__________________________

                              Title:_________________________

[Signature Page of Principals' Shareholder Agreement of Third Wave Agbio, Inc.]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        THIRD WAVE AGBIO, INC.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Name: Dr. Lance Fors
                                        Title: President and Chief Executive
                                               Officer


                                        THIRD WAVE TECHNOLOGIES, INC.
                                        a Wisconsin corporation


                                        By:
                                           -------------------------------------
                                        Name: Dr. Lance Fors
                                        Title: President and Chief Executive
                                               Officer


                                        THE BURRILL AGBIO CAPITAL FUND, L.P.,
                                        a Delaware limited partnership


                                        By: /s/ G. STEVEN BURRILL
                                           -------------------------------------
                                        Name: G. Steven Burrill
                                        Title: CEO



[Signature Page of Principals' Stockholder Agreement of Third Wave Agbio, Inc.]

                                   EXHIBIT A

                            Schedule of Stockholders


Name of and Address of Stockholder           Number of Shares
----------------------------------           ----------------
Third Wave Technologies, Inc.                1,000 Shares of Class A
502 South Rosa Road                          Common Stock
Madison, WI 53719

The Burrill Agbio Capital Fund, L.P.         1,000 Shares of Series A
c/o Burrill & Company                        Convertible Preferred Stock
120 Montgomery Street, Suite 1370
San Francisco, CA 94104